CURRENT REPORT OF MATERIAL EVENTS OR CORPORATE CHANGES

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2007

Level 3 Communications, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-15658	47-0210602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado	80021
(Address of principal executive offices)	(Zip code)

720-888-1000

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On March 14, 2007, Level 3 Communications, Inc. (the “Company”) announced that on March 13, 2007, the Company, as guarantor, Level 3 Financing, Inc. (“Level 3 Financing”), a wholly owned subsidiary of the Company, as borrower, Merrill Lynch Capital Corporation, as administrative agent and collateral agent (“Merrill Lynch”), and certain other agents and certain lenders entered into a credit agreement (the “New Credit Agreement”) pursuant to which the lenders extended a $1.4 billion senior secured term loan to Level 3 Financing. The term loan matures in 2014 and has an interest rate of, in the case of any Alternate Base Rate Loan, the Alternate Base Rate plus 1.25% per annum, and in the case of any Eurodollar Loan, LIBOR plus 2.25% per annum.

A press release relating to that announcement is attached hereto as Exhibit 99.1.

The proceeds of the term loan were (a)(i) advanced by Level 3 Financing to Level 3 Communications, LLC (“Level 3 LLC”), a subsidiary of the Company, against delivery of a loan proceeds note and (ii) used by Level 3 Financing to repay approximately $731 million to its existing lenders under its old credit agreement, dated as of December 1, 2004, as amended and restated on June 27, 2006, by and among the Company, Level 3 Financing, Merrill Lynch and certain lenders (the “Old Credit Agreement”), and (b)(i) used to pay fees and expenses in connection with the term loan and (ii) used for general corporate purposes.

Level 3 Financing’s obligations under the term loan are, subject to certain exceptions, secured by certain of the assets of (i) the Company and (ii) certain of the Company’s material domestic subsidiaries which are engaged in the telecommunications business and which were able to grant a lien on their assets without regulatory approval. The Company and certain of its subsidiaries have also guaranteed the obligations of Level 3 Financing under the term loan. Upon obtaining regulatory approvals, Level 3 LLC and its material domestic subsidiaries will guarantee and, subject to certain exceptions, pledge certain of their assets to secure the obligations under the term loan.

The New Credit Agreement includes certain negative covenants on the ability of the Company, Level 3 Financing and any restricted subsidiary to engage in certain activities. The New Credit Agreement also contains certain events of default. It does not require the Company or Level 3 Financing to maintain specific financial ratios.

The New Credit Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”). The descriptions of the material terms of the New Credit Agreement contained in this Current Report are qualified in their entirety by reference to such exhibit.

In addition, in connection with the term loan, the Company and its subsidiaries entered into the following agreements on March 13, 2007:

•	Guarantee Agreement, among the Company, the Subsidiaries party thereto and Merrill Lynch, filed as Exhibit 10.2 to this Current Report;

•	Collateral Agreement, among Level 3 Financing, the Company, Level 3 LLC and Merrill Lynch, filed as Exhibit 10.3 to this Current Report;

•	Indemnity, Subrogation and Contribution Agreement among the Company, Level 3 Financing, the Subsidiaries party thereto and Merrill Lynch, filed as Exhibit 10.4 to this Current Report;

•

Supplemental Indenture among Level 3 Financing, the Company, Level 3 LLC and The Bank of New York, as trustee, relating to the Level 3 Financing Floating Rate Senior Notes due 2011, filed as Exhibit 4.1 to this Current Report;

•

Supplemental Indenture among Level 3 Financing, the Company, Broadwing Financial Services, Inc. and The Bank of New York, as trustee, relating to the Level 3 Financing Floating Rate Senior Notes due 2011, filed as Exhibit 4.2 to this Current Report;

•

Supplemental Indenture among Level 3 Financing, the Company, Level 3 LLC and The Bank of New York, as trustee, relating to the Level 3 Financing 12.25% Senior Notes due 2013, filed as Exhibit 4.3 to this Current Report;

•

Supplemental Indenture among Level 3 Financing, the Company, Broadwing Financial Services, Inc. and The Bank of New York, as trustee, relating to the Level 3 Financing 12.25% Senior Notes due 2013, filed as Exhibit 4.4 to this Current Report;

•

Supplemental Indenture among Level 3 Financing, the Company, Level 3 LLC and The Bank of New York, as trustee, relating to the Level 3 Financing 10.75% Senior Notes due 2011, filed as Exhibit 4.5 to this Current Report;

•

Supplemental Indenture among Level 3 Financing, the Company, Broadwing Financial Services, Inc. and The Bank of New York, as trustee, relating to the Level 3 Financing 9.25% Senior Notes due 2013, filed as Exhibit 4.6 to this Current Report;

•	Omnibus Offering Proceeds Note Subordination Agreement among the Company, Level 3 LLC and Level 3 Financing, filed as Exhibit 10.5 to this Current Report;

•	Supplement to Omnibus Offering Proceeds Note Subordination Agreement between Broadwing Financial Services, Inc. and Level 3 Financing, filed as Exhibit 10.6 to this Current Report;

•	Amended and Restated Loan Proceeds Note issued by Level 3 LLC and Level 3 Financing, filed as Exhibit 10.7 to this Current Report;

•	Amended and Restated Loan Proceeds Note Collateral Agreement among Level 3 Financing, the Company and Merrill Lynch, filed as Exhibit 10.8 to this Current Report; and

•	Amended and Restated Loan Proceeds Note Guarantee Agreement, dated March 13, 2007, between Broadwing Financial Services, Inc. and Level 3 Financing, filed as Exhibit 10.9 to this Current Report.

Item 1.02.	Termination of a Material Definitive Agreement.

On March 13, 2007, in connection with the execution and delivery of the New Credit Agreement, Level 3 Financing repaid its obligations under, and thereby terminated, the Old Credit Agreement (the “Credit Agreement Termination”). Under the Old Credit Agreement, Level 3 Financing had been extended a $730 million senior secured term loan that would have matured in 2011.

For additional information on the Credit Agreement Termination and the New Credit Agreement, see Item 1.01, which is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01, which is incorporated herein by reference.

Item 8.01.	Other Events

In connection with a debt tender offer and related consent solicitation for Level 3’s 11.5% Senior Notes due 2010 (the “11.5% Notes”) and the receipt of consents of substantially all of the holders of 11.5% Notes in connection therewith, on March 13, 2007, the Company entered into a Supplemental Indenture (the “11.5% Supplemental Indenture”) amending the Indenture, dated as of January 13, 2006, between the Company and The Bank of New York, as Trustee, relating to the 11.5% Notes (the “11.5% Note Indenture”). Pursuant to the 11.5% Supplemental Indenture, the 11.5% Note Indenture is amended to eliminate substantially all of the covenants and certain events of default and related provisions contained in the 11.5% Note Indenture.

The 11.5% Supplemental Indenture is filed as Exhibit 4.7 to this Current Report and is incorporated herein by reference as if set forth in full.

Additionally, on March 13, 2007, the Company satisfied and discharged its obligations (the “Satisfaction and Discharge”) under the indentures (the “Discharged Note Indentures”) governing its 11.25% Senior Euro Notes due 2010 (the “Euro Notes”), 11.25% Senior Notes due 2010 (the “11.25% Notes”) and 12 7/8% Senior Discount Notes due 2010 (the “12 7/8% Notes” and, together with the Euro Notes and the 11.25% Notes, the “Discharged Notes”) (except for such obligations as may survive the Satisfaction and Discharge by virtue of operation of Section 401 of each of the Discharged Note Indentures), by depositing with The Bank of New York, as trustee under each Discharged Note Indenture, the aggregate outstanding principal amount of the Discharged Notes, plus all accrued and unpaid interest on the Discharged Notes, to, but not including, March 16, 2007.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

None

(b)	Pro Forma Financial Information

None

(c)	Shell Company Transactions

None

(d)	Exhibits

4.1	Supplemental Indenture, dated as of March 13, 2007, among Level 3 Financing, Inc., Level 3 Communications, Inc., Level 3 Communications, LLC and The Bank of New York, as Trustee, supplementing the Indenture dated as of March 14, 2006, among Level 3 Financing, Inc., Level 3 Communications, Inc. and The Bank of New York, as Trustee, relating to Level 3 Financing, Inc.’s Floating Rate Senior Notes due 2011.

4.2	Supplemental Indenture, dated as of March 13, 2007, among Level 3 Financing, Inc., Level 3 Communications, Inc., Broadwing Financial Services, Inc. and The Bank of New York, as Trustee, supplementing the Indenture dated as of March 14, 2006, among Level 3 Financing, Inc., Level 3 Communications, Inc. and The Bank of New York, as Trustee, relating to Level 3 Financing, Inc.’s Floating Rate Senior Notes due 2011.

4.3	Supplemental Indenture, dated as of March 13, 2007, among Level 3 Financing, Inc., Level 3 Communications, Inc., Level 3 Communications, LLC and The Bank of New York, as Trustee, supplementing the Indenture dated as of March 14, 2006, among Level 3 Financing, Inc., Level 3 Communications, Inc. and The Bank of New York, as Trustee, relating to Level 3 Financing, Inc.’s 12.25% Senior Notes due 2013.

4.4	Supplemental Indenture, dated as of March 13, 2007, among Level 3 Financing, Inc., Level 3 Communications, Inc., Broadwing Financial Services, Inc. and The Bank of New York, as Trustee, supplementing the Indenture dated as of March 14, 2006, among Level 3 Financing, Inc., Level 3 Communications, Inc. and The Bank of New York, as Trustee, relating to Level 3 Financing, Inc.’s 12.25% Senior Notes due 2013.

4.5	Supplemental Indenture, dated as of March 13, 2007, among Level 3 Financing, Inc., Level 3 Communications, Inc., Level 3 Communications, LLC and The Bank of New York, as Trustee, supplementing the Indenture dated as of October 1, 2003, among Level 3 Financing, Inc., Level 3 Communications, Inc. and The Bank of New York, as Trustee, relating to Level 3 Financing, Inc.’s 10.75% Senior Notes due 2011.

4.6	Supplemental Indenture, dated as of March 13, 2007, among Level 3 Financing, Inc., Level 3 Communications, Inc., Broadwing Financial Services, Inc. and The Bank of New York, as Trustee, supplementing the Indenture dated as of October 30, 2006, among Level 3 Financing, Inc., Level 3 Communications, Inc. and The Bank of New York, as Trustee, relating to Level 3 Financing, Inc.’s 9.25% Senior Notes due 2014.

4.7	Supplemental Indenture, dated as of March 13, 2007, between Level 3 Communications, Inc. and The Bank of New York, as Trustee, supplementing the

Indenture dated as of January 13, 2006, between Level 3 Communications, Inc. and The Bank of New York, as Trustee, relating to Level 3 Communications, Inc.’s 11.5% Senior Notes due 2010.

10.1	Credit Agreement, dated March 13, 2007, among Level 3 Communications, Inc., Level 3 Financing, Inc., the Lenders party thereto and Merrill Lynch Capital Corporation.

10.2	Guarantee Agreement, dated March 13, 2007, among Level 3 Communications, Inc., the Subsidiaries party thereto and Merrill Lynch Capital Corporation.

10.3	Collateral Agreement, dated March 13, 2007, among Level 3 Financing, Inc., Level 3 Communications, Inc., Level 3 Communications, LLC and Merrill Lynch Capital Corporation.

10.4	Indemnity, Subrogation and Contribution Agreement, dated March 13, 2007, among Level 3 Communications, Inc., Level 3 Financing, Inc., the Subsidiaries party thereto and Merrill Lynch Capital Corporation.

10.5	Omnibus Offering Proceeds Note Subordination Agreement, dated March 13, 2007, among Level 3 Communications, Inc., Level 3 Communications, LLC and Level 3 Financing, Inc.

10.6	Supplement No. 1 to Omnibus Offering Proceeds Note Subordination Agreement, dated March 13, 2007, between Broadwing Financial Services, Inc. and Level 3 Financing, Inc.

10.7	Amended and Restated Loan Proceeds Note, dated March 13, 2007, issued by Level 3 Communications, LLC to Level 3 Financing.

10.8	Amended and Restated Loan Proceeds Note Collateral Agreement, dated March 13, 2007, among Level 3 Financing, Inc., Level 3 Communications, Inc. and Merrill Lynch Capital Corporation.

10.9	Amended and Restated Loan Proceeds Note Guarantee Agreement, dated March 13, 2007, between Broadwing Financial Services, Inc. and Level 3 Financing, Inc.

99.1	Press Release dated March 14, 2007, relating to the closing of the Credit Agreement attached to this Current Report on Form 8-K as Exhibit 10.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Level 3 Communications, Inc.

By:	/s/ Neil J. Eckstein
Neil J. Eckstein, Senior Vice President

Date: March 16, 2007